The AFL-CIO Housing Investment Trust builds on nearly 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in the Twin Cities Area

81	$1.5B	$2.4B	21.3M	11,534
Projects	HIT Investment Amount	Total Development Cost	Hours of Union Construction Work	Housing Units Created or Preserved
$5.1B	27,024	$2.1B	$206.2M	52%
Total Economic Impact	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Percent Affordable

PROJECT PROFILE:	PROJECT PROFILE:
LANDMARK TOWER	SOUL
The HIT provided $18.7 million in funding for the $97.1 million substantial rehabilitation of the 187-unit Landmark Tower in St. Paul, creating an estimated 616,680 hours of union construction work.

The HIT provided $64.7 million in funding for the $70.5 million new construction of the Soul project in St. Paul. The project will offer 178 units, all affordable, and create an estimated 483,560 hours of union construction work.

continued

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

Helping Build Twin Cities—The Union Way	DECEMBER 2023

Peregrine Apartments—Minneapolis	Rise on 7—St. Louis Park	The American Cooperative on Lake Phalen—Maplewood

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

—Dan McConnell

Business Manager, Minneapolis Building and Construction Trades Council

President, Minnesota Building and Construction Trades Council

HIGHLIGHTS OF TWIN CITIES AREA INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
Cadence Apartments	Bloomington	$21,774,000	$19,169,071	150,360
The Crest Apartments	Brooklyn Center	$25,014,942	$40,052,670	192,720
42nd & Central	Columbia Heights	$10,631,900	$21,899,161	140,880
The American Cooperative on Lake Phalen	Maplewood	$20,956,900	$34,267,507	254,300
Greenway Apartments	Minneapolis	$12,327,300	$26,847,568	176,070
Labor Retreat Apartments	Minneapolis	$10,750,000	$19,366,543	47,750
Ladder 260	Minneapolis	$18,219,487	$34,281,708	203,510
Rise on 7	St. Louis Park	$35,103,700	$40,355,688	264,020
Landmark Tower	St. Paul	$18,660,000	$97,079,980	616,680
Soul	St. Paul	$64,700,959	$70,470,714	483,560

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com